Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Supplement dated February 6, 2009 to the
Prospectus dated June 27, 2008

This supplement amends the Prospectus dated June 27, 2008 of the above-referenced funds (the "Funds"), and is in addition to the supplement dated July 1, 2008. The section "How the Funds are Managed – The Manager – Portfolio Managers," beginning on page 42, is deleted in its entirety and replaced by the following:

Portfolio Managers. The Funds are managed by a team of investment professionals including Alan C. Gilston, Jerry A. Webman, Kurt Wolfgruber, and Alex Kurinets who are primarily responsible for the day-to-day management of the Funds’ investments.

Mr. Gilston has been a member of the Funds’ portfolio management team and a member of the Manager's Asset Allocation Committee since February 2009. He has been a Vice President of the Manager since September 1999 and has worked in risk management with the Manager since 1997. Mr. Gilston is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Dr. Webman has been a Vice President of the Funds and a member of the Funds’ portfolio management team since their inception. He has been Chief Economist of the Manager since May 2006; Senior Investment Officer and Director of the Manager's Fixed Income Investments since 1999, a Senior Vice President of the Manager since February 1996 and a Senior Investment Officer and Director of the Manager’s Fixed Income Investments since 1997 and Senior Vice President of HarbourView Asset Management Corporation since May 1999. Dr. Webman is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Wolfgruber has been a Vice President of the Funds and a member of the Funds’ portfolio management team since their inception. He has been an Executive Vice President of the Manager since March 2003 and Chief Investment Officer and Director of the Manager since July 2003. He has been Director of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. since June 2003 and of Tremont Capital Management, Inc. since October 2001. Mr. Wolfgruber is also a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Kurinets has been a member of the Funds’ portfolio management team since November 2007. Mr. Kurinets has been an Internal Research Analyst for the Manager’s Equity Risk Management Team since 2002. Prior to joining the Manager Mr. Kurinets was an Equity Trading Analyst at Schonfeld Securities from 2000 to 2002.

The Statement of Additional Information provides additional information about the portfolio managers’compensation, other accounts they manage and their ownership of each Fund's shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of the respective prospectus and Statement of Additional Information of each Underlying Fund.

February 6, 2009                                                                                                       PS0465.001